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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 26, 2006
                        (Date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602
                           ---------------------------


          MINNESOTA                                        41-1595629
(State or other jurisdiction of                (IRS Employer Identification No.)
       incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

On October 26, 2006, ATS Medical, Inc. (the "Company") received a letter from The Nasdaq Stock Market (the "Nasdaq Letter") notifying the Company that it failed to comply with the audit committee requirements for continued listing set forth in Marketplace Rule 4350(d)(2). Rule 4350(d)(2) provides that the Company's audit committee shall consist of three independent directors. As was previously announced, John D. Buck chose not to stand for re-election to the Board of Directors of the Company at the Company's Annual Meeting of Shareholders held on September 25, 2006 (the "Annual Meeting"). Mr. Buck was member of the Company's Audit Committee. Therefore, as of the date of the Annual Meeting, the Company only had two independent directors serving on its Audit Committee. On October 24, 2006, however, the Company's Board of Directors appointed Steven M. Anderson to serve as a third independent member of the Company's Audit Committee. In light of this appointment, the Company is currently in compliance with Rule 4350(d)(2). The Nasdaq Letter notes that, based on the appointment of Mr. Anderson, the Company has regained compliance with Rule 4350(d)(2), and that, subject to the Company issuing a press release with respect to receipt of the Nasdaq Letter, this matter is closed. The Company intends to issue the required press release concurrent with the filing of this Form 8-K.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATS MEDICAL, INC.




                                               By:   /s/ Michael D. Dale
                                                     ---------------------------
                                                     Michael D. Dale
                                                     Chief Executive Officer

Date:  October 26, 2006